UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series W, $0.01 par value	PSBPrW	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Stock, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Stock, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Stock, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 19, 2021, pursuant to an Agreement and Plan of Merger, dated as of May 17, 2021 (the “Merger Agreement”), PS Business Parks, Inc., a California corporation (“PSB-California”), merged with and into PS Business Parks Sub, Inc., a Maryland corporation and wholly owned subsidiary of PSB-California (“PSB-Maryland”), with PSB-Maryland continuing as the surviving corporation (the “Reincorporation”). Following the effectiveness of the Reincorporation, PSB-Maryland changed its name to “PS Business Parks, Inc.” The Reincorporation was approved by PSB-California’s common and preferred shareholders in connection with the 2021 Annual Meeting of Shareholders for which proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). PSB-California and PSB-Maryland, as issuer and successor issuer, pursuant to Rule 12g-3 of the Exchange Act, respectively, are collectively referred to herein as the “Company.”

Upon the effectiveness of the Reincorporation, among other matters, (1) the internal affairs of the Company ceased to be governed by the California Corporations Code and became subject to the Maryland General Corporation Law (“MGCL”), (2) each outstanding share of common stock, par value $0.01 per share, of PSB-California was converted into one share of common stock, par value $0.01 per share, of PSB-Maryland, (3) each outstanding option, warrant, or right to purchase shares of common stock of PSB-California was converted into an option or right to acquire, on the same terms, shares of common stock of PSB-Maryland, (4) each outstanding depositary share representing 1/1,000 of a share of cumulative preferred stock of PSB-California was converted into one depositary share representing 1/1,000 of a cumulative preferred share of beneficial interest, on the same terms of such depositary share’s respective series, of PSB-Maryland; and (5) the charter and the bylaws of PSB-Maryland that were in effect immediately prior to the Reincorporation were replaced by the charter and bylaws of PSB-Maryland approved in connection with the Reincorporation, forms of which were set forth as annexes to the definitive proxy statement for the 2021 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 19, 2021 (the “2021 Proxy Statement”).

The Reincorporation changed the legal domicile of the Company, but did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. The Company’s common stock will continue to be listed on the New York Stock Exchange under the ticker symbol “PSB.” Shareholders are not required to exchange their existing stock certificates in connection with the Reincorporation.

The foregoing description of the Merger Agreement and the Reincorporation does not purport to be complete and is subject to and qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A more detailed description of the Merger Agreement and the effects of the Reincorporation is set forth in Proposal 3 of the 2021 Proxy Statement. In addition, a description of PSB-Maryland’s common stock is attached hereto as Exhibit 4.1 and incorporated herein by reference. The information set forth in Items 2.03 and 5.03 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. As a result of the Reincorporation, PSB-Maryland assumed and succeeded to by operation of law all of the liabilities and obligations of PSB-California, and such liabilities and obligations may be enforced against PSB-Maryland to the same extent as if PSB-Maryland had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference. In addition, a description of PSB-Maryland’s common stock is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Reincorporation, the Company entered into new indemnification agreements with each of its officers and directors in the form attached hereto as Exhibit 10.1. These agreements, among other things, require Company to, subject to certain limitations, indemnify each director and officer to the fullest extent permitted by Maryland law, including indemnification of expenses such as reasonable and out-of-pocket attorneys’ fees and costs, penalties and any other disbursements or expenses incurred by the director or officer in connection with defending or preparing to defend any action, suit or other proceeding arising as a result of the person’s service as a director or officer.

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

As a result of the Reincorporation, the rights of the shareholders of the Company are now governed by the MGCL and by the charter and bylaws of PSB-Maryland. Copies of the charter and bylaws of PSB-Maryland are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. A detailed description of the changes in the rights of the Company’s shareholders as a result of the Reincorporation and the adoption of the charter and bylaws of PSB-Maryland is set forth in Proposal 3 of the 2021 Proxy Statement. The information set forth in Item 1.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 19, 2021, the Company issued a press release announcing that the Company has completed the Reincorporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including the related information set forth in the press release attached hereto as Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated May 17, 2021, by and between PS Business Parks, Inc., a California corporation, and PS Business Parks Sub, Inc., a Maryland corporation

3.1	Amended and Restated Charter of PS Business Parks, Inc., a Maryland corporation

3.2	Bylaws of PS Business Parks, Inc., a Maryland corporation

4.1	Description of Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, as amended

10.1	Form of Indemnification Agreement

99.1	Press Release, dated May 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

	By:	/s/ Jeffrey D. Hedges
Date: May 19, 2021		Jeffrey D. Hedges Chief Financial Officer